Exhibit 99.2

Synovus

INCOME STATEMENT DATA

(Unaudited)

(Dollars in thousands, except per share data)	Twelve Months Ended December 31,
	2014	2013	Change
Interest income	$928,692	929,014	(0.0)%
Interest expense	109,408	118,822	(7.9)

Net interest income	819,284	810,192	1.1
Provision for loan losses	33,831	69,598	(51.4)

Net interest income after provision for loan losses	785,453	740,594	6.1

Non-interest income:
Service charges on deposit accounts	78,897	77,789	1.4
Fiduciary and asset management fees	45,226	43,450	4.1
Brokerage revenue	27,088	27,538	(1.6)
Mortgage banking income	18,354	22,482	(18.4)
Bankcard fees	32,931	30,641	7.5
Investment securities gains, net	1,331	2,945	(54.8)
Other fee income	19,130	22,567	(15.2)
Decrease in fair value of private equity investments, net	(378)	(2,963)	87.2
Gain on sale of Memphis branches, net (1)	5,789	—	nm
Other non-interest income	33,736	29,122	15.8

Total non-interest income	262,104	253,571	3.4

Non-interest expense:
Salaries and other personnel expense	371,904	368,152	1.0
Net occupancy and equipment expense	105,806	103,339	2.4
Third-party processing expense	40,042	40,135	(0.2)
FDIC insurance and other regulatory fees	34,043	32,758	3.9
Professional fees	26,440	38,776	(31.8)
Advertising expense	24,037	8,971	167.9
Foreclosed real estate expense, net	25,321	33,864	(25.2)
Losses on other loans held for sale, net	1,567	329	376.3
Visa indemnification charges	3,041	1,600	90.1
Litigation settlement expenses (2)	12,812	10,000	28.1
Restructuring charges	20,585	11,064	86.1
Other operating expenses	79,400	92,549	(14.2)

Total non-interest expense	744,998	741,537	0.5

Income before income taxes	302,559	252,628	19.8
Income tax expense	107,310	93,245	15.1

Net income	195,249	159,383	22.5
Dividends and accretion of discount on preferred stock	10,238	40,830	(74.9)

Net income available to common shareholders	$185,011	118,553	56.1

Net income per common share, basic (3)	1.34	0.93	43.7
Net income per common share, diluted (3)	1.33	0.88	50.5
Cash dividends declared per common share (3)	0.31	0.28	10.7
Return on average assets	0.74%	0.61	21.3
Return on average common equity	6.38	4.39	45.3
Weighted average common shares outstanding, basic (3)	138,495	127,495	8.6%
Weighted average common shares outstanding, diluted (3)	139,154	134,226	3.7

nm—not meaningful

(1)	Consists of gain, net of associated costs, from the sale of certain loans, premises, deposits, and other assets and liabilities of the Memphis, Tennessee branches of Trust One Bank, a division of Synovus Bank.
(2)	Amounts consist of litigation settlement expenses, including loss contingency accruals, with respect to certain legal matters.
(3)	Share and per share data for prior periods has been restated to reflect the 1-for-7 reverse stock split which was effective on May 16, 2014.

Synovus

INCOME STATEMENT DATA

(Unaudited)

(In thousands, except per share data)	2014				2013	4th Quarter
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	‘14 vs. ‘13 Change
Interest income	$234,703	233,394	232,213	228,382	233,258	0.6%
Interest expense	27,248	27,131	27,162	27,868	28,927	(5.8)

Net interest income	207,455	206,263	205,051	200,514	204,331	1.5
Provision for loan losses	8,193	3,843	12,284	9,511	14,064	(41.7)

Net interest income after provision for loan losses	199,262	202,420	192,767	191,003	190,267	4.7

Non-interest income:
Service charges on deposit accounts	20,287	20,159	19,238	19,214	19,647	3.3
Fiduciary and asset management fees	11,690	11,207	11,296	11,033	10,978	6.5
Brokerage revenue	6,887	7,281	6,707	6,213	6,307	9.2
Mortgage banking income	4,895	4,665	5,283	3,511	2,913	68.0
Bankcard fees	8,536	8,182	8,695	7,518	7,979	7.0
Investment securities gains, net	—	—	—	1,331	373	nm
Other fee income	4,635	4,704	4,928	4,863	6,106	(24.1)
Increase (decrease) in fair value of private equity investments, net	136	(144)	(119)	(250)	(2,108)	nm
Gain on sale of Memphis branches, net (1)	—	—	—	5,789	—	nm
Other non-interest income	7,483	7,931	7,360	10,960	7,986	(6.3)

Total non-interest income	64,549	63,985	63,388	70,182	60,181	7.3

Non-interest expense:
Salaries and other personnel expense	92,049	93,870	92,540	93,445	91,962	0.1
Net occupancy and equipment expense	26,370	26,956	26,425	26,056	26,314	0.2
Third-party processing expense	10,437	10,044	9,464	10,097	9,689	7.7
FDIC insurance and other regulatory fees	8,262	8,013	8,049	9,719	8,699	(5.0)
Professional fees	8,013	2,526	8,224	7,677	9,855	(18.7)
Advertising expense	8,102	7,177	6,281	2,477	2,458	229.6
Foreclosed real estate expense, net	6,502	9,074	4,063	5,681	5,064	28.4
(Gains) losses on other loans held for sale, net	(482)	(176)	(40)	2,266	(159)	nm
Visa indemnification charges	310	1,979	356	396	799	(61.2)
Litigation settlement expenses (2)	463	12,349	—	—	10,000	(95.4)
Restructuring charges	3,484	809	7,716	8,577	3,770	(7.6)
Other operating expenses	21,373	21,128	19,127	17,770	22,287	(4.1)

Total non-interest expense	184,883	193,749	182,205	184,161	190,738	(3.1)

Income before income taxes	78,928	72,656	73,950	77,024	59,710	32.2
Income tax expense	25,757	25,868	27,078	28,608	21,130	21.9

Net income	53,171	46,788	46,872	48,416	38,580	37.8
Dividends on preferred stock	2,559	2,559	2,559	2,559	2,730	(6.3)

Net income available to common shareholders	$50,612	44,229	44,313	45,857	35,850	41.2%

Net income per common share, basic (3)	$0.37	0.32	0.32	0.33	0.26	43.1%
Net income per common share, diluted (3)	0.37	0.32	0.32	0.33	0.26	42.8
Cash dividends declared per common share (3)	0.10	0.07	0.07	0.07	0.07	42.9
Return on average assets	0.79%	0.70%	0.71	0.75	0.58	36.2
Return on average common equity	6.89	5.97	6.14	6.52	5.04	36.7
Weighted average common shares outstanding, basic (3)	137,031	139,043	138,991	138,932	138,897	(1.3)
Weighted average common shares outstanding, diluted (3)	137,831	139,726	139,567	139,504	139,419	(1.1)

nm—not meaningful

*—ratios are annualized

(1)	Consists of gain, net of associated costs, from the sale of certain loans, premises, deposits, and other assets and liabilities of the Memphis, Tennessee branches of Trust One Bank, a division of Synovus Bank.
(2)	Amounts consist of litigation settlement expenses, including loss contingency accruals, with respect to certain legal matters. Amounts for other periods presented herein are not reported separately as amounts are not material.
(3)	Share and per share data for prior periods has been restated to reflect the 1-for-7 reverse stock split which was effective on May 16, 2014.

Synovus

BALANCE SHEET DATA

(Unaudited)

(In thousands, except share data)	December 31, 2014	September 30, 2014	December 31, 2013
ASSETS
Cash and cash equivalents	$485,489	386,402	469,630
Interest bearing funds with Federal Reserve Bank	721,362	750,446	644,528
Interest earning deposits with banks	11,810	13,612	24,325
Federal funds sold and securities purchased under resale agreements	73,111	70,918	80,975
Trading account assets, at fair value	13,863	12,705	6,113
Mortgage loans held for sale, at fair value	63,328	72,333	45,384
Other loans held for sale	3,606	338	10,685
Investment securities available for sale, at fair value	3,041,406	3,050,257	3,199,358
Loans, net of deferred fees and costs	21,097,699	20,588,566	20,057,798
Allowance for loan losses	(261,317)	(269,376)	(307,560)

Loans, net	20,836,382	20,319,190	19,750,238

Premises and equipment, net	455,235	456,633	468,871
Goodwill	24,431	24,431	24,431
Other intangible assets, net	1,265	1,471	3,415
Other real estate	85,472	81,636	112,629
Deferred tax asset, net	622,464	656,151	744,646
Other assets	612,007	622,587	616,376

Total assets	$27,051,231	26,519,110	26,201,604

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$6,228,472	5,813,809	5,642,751
Interest bearing deposits, excluding brokered deposits	13,660,830	13,609,038	14,140,037
Brokered deposits	1,642,398	1,566,934	1,094,002

Total deposits	21,531,700	20,989,781	20,876,790
Federal funds purchased and securities sold under repurchase agreements	126,916	107,160	148,132
Long-term debt	2,140,319	2,130,934	2,033,141
Other liabilities	211,026	214,690	194,556

Total liabilities	24,009,961	23,442,565	23,252,619

Shareholders’ equity:
Series C Preferred Stock—no par value, 5,200,000 shares outstanding at December 31, 2014, September 30, 2014, and December 31, 2013	125,980	125,980	125,862
Common stock—$1.00 par value. 136,122,843 shares outstanding at December 31, 2014, 139,064,621 shares outstanding at September 30, 2014, and 138,907,351 shares outstanding at December 31, 2013 (1)	139,950	139,878	139,721
Additional paid-in capital	2,960,825	2,974,319	2,976,348
Treasury stock, at cost—3,827,579 shares at December 31, 2014, 813,350 shares at September 30, 2014 and December 31, 2013 (1)	(187,774)	(114,176)	(114,176)
Accumulated other comprehensive loss, net	(12,605)	(24,827)	(41,258)
Retained earnings (deficit)	14,894	(24,629)	(137,512)

Total shareholders’ equity	3,041,270	3,076,545	2,948,985
Total liabilities and shareholders’ equity	$27,051,231	26,519,110	26,201,604

(1)	Share and per share data for prior periods has been restated to reflect the 1-for-7 reverse stock split which was effective on May 16, 2014.

Synovus

AVERAGE BALANCES AND YIELDS/RATES (1)

(Unaudited)

(Dollars in thousands)	2014				2013
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Interest Earning Assets
Taxable investment securities (2)	$3,027,769	3,035,940	3,091,537	3,181,678	3,196,561
Yield	1.85%	1.84	1.87	1.91	1.90
Tax-exempt investment securities (2) (4)	$5,030	5,168	5,781	6,421	7,758
Yield (taxable equivalent)	6.19%	6.21	6.23	6.24	6.14
Trading account assets	$12,879	16,818	16,011	20,346	10,021
Yield	3.08%	2.52	2.25	3.16	4.60
Commercial loans (3) (4)	$16,956,294	16,603,287	16,673,930	16,451,594	16,217,373
Yield	4.09%	4.17	4.19	4.21	4.28
Consumer loans (3)	$3,895,397	3,814,160	3,695,010	3,628,347	3,615,836
Yield	4.42%	4.44	4.51	4.53	4.50
Allowance for loan losses	$(268,659)	(274,698)	(293,320)	(307,078)	(316,001)

Loans, net (3)	$20,583,032	20,142,749	20,075,620	19,772,863	19,517,208
Yield	4.22%	4.29	4.32	4.34	4.40
Mortgage loans held for sale	$60,892	70,766	59,678	38,699	46,036
Yield	3.84%	3.96	4.13	4.15	3.94
Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$898,871	974,363	843,018	935,300	1,235,144
Yield	0.23%	0.23	0.23	0.23	0.24
Federal Home Loan Bank and Federal Reserve Bank stock (5)	$75,547	78,131	76,172	82,585	70,815
Yield	4.53%	3.57	4.15	3.21	2.85

Total interest earning assets	$24,664,020	24,323,935	24,167,817	24,037,892	24,083,543
Yield	3.78%	3.81	3.86	3.86	3.85

Interest Bearing Liabilities
Interest bearing demand deposits	$3,781,389	3,722,599	3,830,956	3,878,590	4,102,398
Rate	0.19%	0.19	0.19	0.19	0.19
Money market accounts	$6,009,897	6,044,138	6,033,523	6,077,357	6,161,893
Rate	0.29%	0.29	0.31	0.32	0.33
Savings deposits	$638,813	645,654	644,103	616,962	605,054
Rate	0.07%	0.07	0.09	0.10	0.10
Time deposits under $100,000	$1,315,905	1,335,848	1,364,322	1,423,487	1,491,673
Rate	0.57%	0.56	0.57	0.59	0.61
Time deposits over $100,000	$1,877,602	1,871,136	1,824,349	1,956,925	2,049,094
Rate	0.76%	0.75	0.74	0.76	0.80
Brokered money market accounts	$191,103	174,538	184,233	207,681	210,380
Rate	0.28%	0.27	0.27	0.26	0.27
Brokered time deposits	$1,411,252	1,320,082	1,216,934	1,027,167	984,047
Rate	0.58%	0.52	0.51	0.62	0.65

Total interest bearing deposits	$15,225,961	15,113,995	15,098,420	15,188,169	15,604,539
Rate	0.36%	0.35	0.36	0.38	0.39
Federal funds purchased and securities sold under repurchase agreements	$186,993	171,429	219,490	215,027	216,757
Rate	0.07%	0.08	0.13	0.14	0.15
Long-term debt	$2,084,636	2,142,705	2,099,578	2,156,836	1,886,223
Rate	2.55%	2.54	2.58	2.52	2.85

Total interest bearing liabilities	$17,497,590	17,428,129	17,417,488	17,560,032	17,707,519
Rate	0.62%	0.62	0.62	0.64	0.65

Non-interest bearing demand deposits	$6,110,047	5,824,592	5,765,287	5,537,090	5,545,529
Effective cost of funds	0.44%	0.44	0.45	0.47	0.47

Net interest margin	3.34%	3.37	3.41	3.39	3.38

Taxable equivalent adjustment	$372	408	443	455	481

(1)	Yields and rates are annualized.
(2)	Excludes net unrealized gains and losses.
(3)	Average loans are shown net of unearned income. Non-performing loans are included.
(4)	Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 35%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(5)	Included as a component of Other Assets on the consolidated balance sheet

Synovus

LOANS OUTSTANDING AND NON-PERFORMING LOANS COMPOSITION

(Unaudited)

(Dollars in thousands)	December 31, 2014
Loan Type	Total Loans	Loans as a % of Total Loans Outstanding	Total Non-performing Loans	Non-performing Loans as a % of Total Nonperforming Loans
Multi-Family	$1,205,095	5.7%	$224	0.1%
Hotels	692,018	3.3	427	0.2
Office Buildings	1,188,389	5.6	488	0.1
Shopping Centers	881,396	4.2	5,726	2.9
Commercial Development	121,990	0.6	12,303	6.2
Warehouses	558,594	2.6	184	0.1
Other Investment Property	540,840	2.6	1,368	0.7

Total Investment Properties	5,188,322	24.6	20,720	10.4
1-4 Family Construction	148,821	0.7	309	0.2
1-4 Family Investment Mortgage	808,893	3.8	9,973	5.0
Residential Development	177,848	0.8	13,915	7.0

Total 1-4 Family Properties	1,135,562	5.4	24,197	12.2
Land Acquisition	577,424	2.7	34,120	17.3

Total Commercial Real Estate	6,901,308	32.7	79,037	39.9

Commercial, Financial, and Agricultural	6,226,034	29.5	40,614	20.5
Owner-Occupied	4,066,979	19.3	26,099	13.2

Total Commercial & Industrial	10,293,013	48.8	66,713	33.7

Home Equity Lines	1,683,998	8.0	16,434	8.3
Consumer Mortgages	1,694,061	8.0	33,278	16.9
Credit Cards	253,649	1.3	—	—
Other Retail Loans	302,460	1.4	2,295	1.2

Total Retail	3,934,168	18.6	52,007	26.3

Unearned Income	(30,790)	(0.1)	—	nm

Total	$21,097,699	100.0%	$197,757	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON

(Unaudited)

(Dollars in thousands)
Loan Type	Total Loans December 31, 2014	September 30, 2014	4Q14 vs. 3Q14 % change (1)	December 31, 2013	4Q14 vs. 4Q13 % change
Multi-Family	$1,205,095	1,152,728	18.0%	957,002	25.9%
Hotels	692,018	668,603	13.9	687,177	0.7
Office Buildings	1,188,389	1,107,012	29.2	889,499	33.6
Shopping Centers	881,396	856,399	11.6	854,607	3.1
Commercial Development	121,990	131,011	(27.3)	156,344	(22.0)
Warehouses	558,594	565,011	(4.5)	564,448	(1.0)
Other Investment Property	540,840	538,282	1.9	507,409	6.6

Total Investment Properties	5,188,322	5,019,046	13.4	4,616,486	12.4
1-4 Family Construction	148,821	143,888	13.6	138,973	7.1
1-4 Family Investment Mortgage	808,893	813,867	(2.4)	857,556	(5.7)
Residential Development	177,848	179,799	(4.3)	188,531	(5.7)

Total 1-4 Family Properties	1,135,562	1,137,554	(0.7)	1,185,060	(4.2)
Land Acquisition	577,424	588,779	(7.7)	705,431	(18.1)

Total Commercial Real Estate	6,901,308	6,745,379	9.2	6,506,977	6.1

Commercial, Financial, and Agricultural	6,226,034	6,003,409	14.7	5,895,265	5.6
Owner-Occupied	4,066,979	4,013,666	5.3	4,036,186	0.8

Total Commercial & Industrial	10,293,013	10,017,075	10.9	9,931,451	3.6

Home Equity Lines	1,683,998	1,685,972	(0.5)	1,587,541	6.1
Consumer Mortgages	1,694,061	1,621,904	17.7	1,519,068	11.5
Credit Cards	253,649	253,853	(0.3)	256,846	(1.2)
Other Retail Loans	302,460	293,232	12.5	284,777	6.2

Total Retail	3,934,168	3,854,961	8.2	3,648,232	7.8

Unearned Income	(30,790)	(28,849)	26.7	(28,862)	6.7

Total	$21,097,699	20,588,566	9.8%	20,057,798	5.2%

(1)	Percentage change is annualized.

Synovus

CREDIT QUALITY DATA

(Unaudited)

(Dollars in thousands)	2014				2013	4th Quarter
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	‘14 vs. ‘13 Change
Non-performing Loans	$197,757	242,382	259,547	384,324	416,300	(52.5)%
Other Loans Held for Sale (1)	3,606	338	2,045	3,120	10,685	(66.3)
Other Real Estate	85,472	81,636	101,533	110,757	112,629	(24.1)

Non-performing Assets	286,835	324,356	363,125	498,201	539,614	(46.8)
Allowance for Loan Losses	261,317	269,376	277,783	300,871	307,560	(15.0)
Net Charge-Offs—Quarter	16,253	12,250	35,371	15,181	25,116	(35.3)
Net Charge-Offs—YTD	79,055	62,802	50,552	15,181	135,443	(41.6)
Net Charge-Offs / Average Loans—Quarter (2)	0.31%	0.24	0.69	0.30	0.51
Non-performing Loans / Loans	0.94	1.18	1.27	1.91	2.08
Non-performing Assets / Loans, Other Loans Held for Sale & ORE	1.35	1.57	1.77	2.46	2.67
Allowance / Loans	1.24	1.31	1.36	1.49	1.53
Allowance / Non-performing Loans	132.14	111.14	107.03	78.29	73.88
Allowance / Non-performing Loans (3)	197.22	176.47	177.62	100.16	95.43
Past Due Loans over 90 days and Still Accruing	$4,637	4,067	4,798	6,563	4,489	3.3%
As a Percentage of Loans Outstanding	0.02%	0.02	0.02	0.03	0.02
Total Past Dues Loans and Still Accruing	$51,251	72,712	60,428	75,038	72,600	(29.4)
As a Percentage of Loans Outstanding	0.24%	0.35	0.30	0.37	0.36
Accruing Troubled Debt Restructurings (TDRs)	$348,427	408,737	444,108	495,390	556,410	(37.4)

(1)	Represent impaired loans that are intended to be sold. Held for sale loans are carried at the lower of cost or fair value, less costs to sell.
(2)	Ratio is annualized.
(3)	Excludes non-performing loans for which the expected loss has been charged off.

SELECTED CAPITAL INFORMATION (1)

(Unaudited)

(Dollars in thousands)
	December 31, 2014	December 31, 2013
Tier 1 Capital	$2,543,625	2,351,493
Total Risk-Based Capital	2,987,406	2,900,865
Tier 1 Capital Ratio	10.86%	10.54
Tier 1 Common Equity Ratio	10.28	9.93
Total Risk-Based Capital Ratio	12.75	13.00
Tier 1 Leverage Ratio	9.67	9.13
Common Equity as a Percentage of Total Assets (2)	10.78	10.77
Tangible Common Equity as a Percentage of Tangible Assets (3)	10.69	10.68
Tangible Common Equity as a Percentage of Risk Weighted Assets (3)	12.33	12.53
Book Value Per Common Share (4)(5)	21.42	20.32
Tangible Book Value Per Common Share (3)(5)	21.23	20.12

(1)	Current quarter regulatory capital information is preliminary.
(2)	Common equity consists of Total Shareholders’ Equity less Preferred Stock.
(3)	Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(4)	Book Value Per Common Share consists of Total Shareholders’ Equity less Preferred Stock divided by total common shares outstanding.
(5)	Per share data for prior periods has been restated to reflect the 1-for-7 reverse stock split which was effective on May 16, 2014.